Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2009
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2009
(unaudited)
TABLE OF CONTENTS

Disclosures	3-5
Consolidated Balance Sheets	6
Consolidated Net Operating Income	7
Consolidated Statements of Cash Flows	8
Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information	9
Summary Financial Data:
Operating Results	10
Capitalization	11
Same Property Analysis	13
Leasing Activity and Occupancy Statistics	14
Tenant and State Concentrations	15
Lease Expirations	16
Properties:
Description	17-22
Carrying Value, Percent Occupied and Base Rent Per Leased Sq. Ft	23-25
Debt Summary	26-28
Joint Venture Properties Managed by Cedar	29-32

CEDAR SHOPPING CENTERS,INC.
Supplemental Financial Information
December 31, 2009
(unaudited)
Disclosures
Forward Looking Statements
          Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants (including an inability to pay rent, filing for bankruptcy protection, closing stores and/or vacating the premises); the continuing availability of acquisition, development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners and potential purchasers of the Company’s properties if offered for sale; the ability of the Company’s joint venture partner to fund its share of future property acquisitions; changes in interest rates; the fact that returns from acquisition, development and redevelopment activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration or termination of current leases and incur applicable required replacement costs; and the financial flexibility of the Company and its joint venture partners to repay or refinance debt obligations when due and to fund tenant improvements and capital expenditures.
Basis of Presentation
          The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2009.
          Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At December 31, 2009, the Company owned a 96.3% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis.

          As part of the October 2009 transactions with RioCan Real Estate Investment Trust (“RioCan”), the Company and RioCan entered into an 80% (RioCan) and 20% (Cedar) joint venture for seven supermarket-anchored properties that were already owned by the Company. Although the Company will continue to exercise influence over the management of these joint venture properties, and will provide property management and certain other services, it will not have operating control. The Company has determined that these joint ventures are not Variable Interest Entities (“VIEs”) and the Company will account for its investment in each of these properties under the equity method commencing as each property is transferred to the joint venture (the Company will, however, continue to include these managed properties in certain of its operating metrics, as appropriate). The Company closed on the transfer of two of the properties on December 14, 2009, and the remaining five properties are expected to be transferred during the first half of 2010. With respect to the two properties transferred during 2009, the results of operations for periods prior to the transfer are included in the Company’s consolidated results; the results of operations commencing with the transfer are included in “equity in income of unconsolidated joint ventures”. With respect to the five properties to be transferred subsequent to December 31, 2009, the results of their operations are included in the Company’s consolidated results for all periods presented. The carrying values of the Company’s investments in transferred properties are or will be included in “investment in unconsolidated joint ventures”; in addition, for all periods presented, the carrying values of the assets and liabilities of the properties prior to transfer, principally the net book value of the real estate and the related mortgage loans payable, are classified as “real estate to be transferred to a joint venture”.
          During 2009, the Company sold, or has treated as “held for sale”, nine properties, mostly drug store/convenience centers, with an aggregate of approximately 300,000 sq. ft. of GLA. For all periods presented, the carrying values of the assets and liabilities of these properties, principally the net book value of the real estate and the related mortgage loans payable, have been classified as “held for sale” on the balance sheets, and the properties’ results of operations have been classified as “discontinued operations” in the statements of operations.
Use of Non-GAAP Financial Measures — Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available for Distribution (“FAD”), and Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)
          FFO, AFFO and FAD are widely-recognized non-GAAP financial measures for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, are useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO, AFFO and FAD are useful to investors as they capture features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, AFFO and FAD, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO, AFFO and FAD because the Company considers them important supplemental measures of its operating performance and believes that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Company’s secured revolving credit facilities.
          The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to the Company’s common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). The Company calculates (a) AFFO by further adjusting FFO to exclude the pro rata share of straight-line rents, amortization of intangible lease liabilities, non-real estate amortization, and stock-based compensation included in operations, and (b) FAD by further adjusting AFFO to exclude routine capital expenditures and scheduled debt amortization payments.

          FFO, AFFO and FAD do not represent cash generated from operating activities and should not be considered as alternatives to net income attributable to the Company’s common shareholders or to cash flow from operating activities. FFO, AFFO and FAD are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO, AFFO and FAD are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computations of FFO, AFFO and FAD may vary from one company to another.
          EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REIT’s. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by adjusting income from continuing operations (determined in accordance with GAAP), excluding interest expense and amortization of deferred financing costs, depreciation and amortization, terminated projects and acquisition transaction costs, impairment charges, gains on incidental sales of real estate, and mark-to-market adjustments relating to stock-based compensation. The ratios of EBITDA to fixed charges and pro rata debt to EBITDA are additional related measures of financial performance. Because EBITDA excludes some, but not all, items that affect net income attributable to the Company’s common shareholders, the computations of EBITDA may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008
Assets:
Real estate:
Land	$358,168,000	$342,733,000	$342,903,000	$342,854,000	$328,425,000
Buildings and improvements	1,317,154,000	1,328,513,000	1,307,609,000	1,286,823,000	1,210,788,000

	1,675,322,000	1,671,246,000	1,650,512,000	1,629,677,000	1,539,213,000
Less accumulated depreciation	(164,615,000)	(154,820,000)	(144,543,000)	(134,348,000)	(124,387,000)

Real estate, net	1,510,707,000	1,516,426,000	1,505,969,000	1,495,329,000	1,414,826,000

Real estate to be transferred to a joint venture	139,743,000	199,715,000	197,535,000	195,748,000	194,952,000
Real estate held for sale — discontinued operations	11,599,000	25,545,000	30,509,000	31,821,000	32,063,000
Investment in unconsolidated joint ventures	14,113,000	5,412,000	5,352,000	5,385,000	4,976,000

Cash and cash equivalents	17,164,000	9,526,000	15,711,000	14,327,000	8,231,000
Restricted cash	14,075,000	14,104,000	15,643,000	13,877,000	14,004,000
Receivables:
Rents and other receivables, net	9,745,000	8,156,000	7,176,000	8,125,000	5,818,000
Straight-line rents	14,602,000	14,112,000	13,312,000	12,869,000	12,327,000
Other assets	8,809,000	11,286,000	5,892,000	9,851,000	9,403,000
Deferred charges, net:
Lease origination costs	17,787,000	19,115,000	18,890,000	19,614,000	19,348,000
Financing costs	16,873,000	9,846,000	9,860,000	8,599,000	11,150,000
Other	2,213,000	1,906,000	1,833,000	2,272,000	30,000

Total assets	$1,777,430,000	$1,835,149,000	$1,827,682,000	$1,817,817,000	$1,727,128,000

Liabilities and equity:
Mortgage loans payable	$692,979,000	$685,847,000	$680,564,000	$663,224,000	$613,712,000
Mortgage loans payable — real estate to be transferred to a joint venture	94,018,000	94,129,000	94,223,000	77,263,000	77,307,000
Mortgage loans payable — discontinued operations	7,765,000	15,500,000	17,824,000	17,892,000	17,964,000
Secured revolving credit facilities	257,685,000	323,479,000	320,925,000	336,925,000	304,490,000
Accounts payable and accrued expenses	21,429,000	23,201,000	21,232,000	23,358,000	25,478,000
Dividends payable	4,876,000	—	—	—	—
Standby equity advance not settled	5,000,000	—	—	—	—
Tenant prepayments and security deposits	9,645,000	10,291,000	8,888,000	10,718,000	10,480,000
Accrued interest rate swap liabilities	5,952,000	7,526,000	6,468,000	9,623,000	10,590,000
Unamortized intangible lease liabilities	46,643,000	49,492,000	53,212,000	56,221,000	56,122,000
Liabilities — real estate held for sale and real estate to be transferred to a joint venture	4,295,000	4,537,000	4,767,000	5,012,000	5,262,000

Total liabilities	1,150,287,000	1,214,002,000	1,208,103,000	1,200,236,000	1,121,405,000

Limited partners’ interest in Operating Partnership	12,656,000	14,458,000	14,368,000	14,279,000	14,271,000

Equity:
Cedar Shopping Centers, Inc. shareholders’ equity	539,169,000	528,846,000	527,616,000	524,349,000	524,027,000
Noncontrolling interests	75,318,000	77,843,000	77,595,000	78,953,000	67,425,000

Total equity	614,487,000	606,689,000	605,211,000	603,302,000	591,452,000

Total liabilities and equity	$1,777,430,000	$1,835,149,000	$1,827,682,000	$1,817,817,000	$1,727,128,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Net Operating Income

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008
Revenues:
Rents:
Base rents	$32,896,000	$31,948,000	$31,745,000	$31,118,000	$30,154,000
Percentage rents	495,000	438,000	319,000	216,000	744,000
Straight-line rents	829,000	876,000	537,000	625,000	734,000
Amortization of intangible lease liabilities	2,851,000	3,926,000	3,230,000	3,390,000	4,000,000

	37,071,000	37,188,000	35,831,000	35,349,000	35,632,000
Expense recoveries	8,735,000	7,775,000	8,053,000	10,274,000	7,741,000
Other	985,000	147,000	41,000	262,000	314,000

	46,791,000	45,110,000	43,925,000	45,885,000	43,687,000

Expenses:
Operating, maintenance and management	9,229,000	8,364,000	7,690,000	9,195,000	7,485,000
Real estate and other property- related taxes	5,358,000	5,201,000	5,262,000	5,156,000	5,050,000

	14,587,000	13,565,000	12,952,000	14,351,000	12,535,000

Net operating income	32,204,000	31,545,000	30,973,000	31,534,000	31,152,000

Other income (expense):
General and administrative	(3,353,000)	(2,521,000)	(2,853,000)	(1,439,000)	(1,425,000)
Terminated projects and acquisition transaction costs	(419,000)	—	(2,423,000)	(1,525,000)	(848,000)
Impairment charges	(23,636,000)	—	—	—	—
Depreciation and amortization	(17,185,000)	(12,518,000)	(12,412,000)	(12,142,000)	(12,001,000)
Interest expense	(13,911,000)	(12,911,000)	(12,316,000)	(11,847,000)	(12,901,000)
Amortization of deferred financing costs	(1,447,000)	(1,371,000)	(1,247,000)	(1,016,000)	(950,000)
Capitalization of interest expense and financing costs	1,290,000	1,775,000	1,698,000	1,518,000	2,058,000
Interest income	35,000	10,000	4,000	14,000	14,000
Equity in income of unconsolidated joint ventures	296,000	260,000	283,000	259,000	274,000
Gain on sales of land parcels	285,000	—	(3,000)	239,000	—

(Loss) income before discontinued operations	(25,841,000)	4,269,000	1,704,000	5,595,000	5,373,000

(Loss) income from discontinued operations	(2,795,000)	(455,000)	(17,000)	184,000	169,000
Gain on sales of discontinued operations	280,000	—	277,000	—	—

Total discontinued operations	(2,515,000)	(455,000)	260,000	184,000	169,000

Net (loss) income	(28,356,000)	3,814,000	1,964,000	5,779,000	5,542,000

Less, net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(484,000)	(332,000)	(309,000)	354,000	(557,000)
Limited partners’ interest in consolidated OP	1,136,000	(66,000)	13,000	(180,000)	(130,000)

Total net loss (income) attributable to noncontrolling interests	652,000	(398,000)	(296,000)	174,000	(687,000)

Net (loss) income attributable to Cedar Shopping Centers, Inc.	(27,704,000)	3,416,000	1,668,000	5,953,000	4,855,000

Preferred distribution requirements	(1,969,000)	(1,969,000)	(1,984,000)	(1,954,000)	(1,970,000)
	—	—	—	—	—

Net (loss) income attributable to common shareholders	$(29,673,000)	$1,447,000	$(316,000)	$3,999,000	$2,885,000

Per common share (basic and diluted):
Continuing operations	$(0.54)	$0.04	$(0.01)	$0.09	$0.06
Discontinued operations	(0.05)	(0.01)	—	—	—

	$(0.59)	$0.03	$(0.01)	$0.09	$0.06

Weighted average number of common shares outstanding	49,930,000	45,066,000	45,062,000	44,880,000	44,489,000

Net operating income/Revenues	69%	70%	71%	69%	71%
Expense recovery percentage (a)	71%	73%	75%	78%	72%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $1,162,000, $1,160,000, $954,000, $584,000 and $844,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31	Dec 31
	2009	2009	2009	2009	2008
Cash flow from operating activities:
Net (loss) income	$(28,356,000)	$3,814,000	$1,964,000	$5,779,000	$5,542,000
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Non-cash provisions:
Equity in income of unconsolidated joint ventures	(296,000)	(260,000)	(283,000)	(259,000)	(274,000)
Distributions from unconsolidated joint ventures	205,000	200,000	316,000	200,000	200,000
Impairments	23,636,000	—	—	—	—
Terminated projects and acquisition transaction costs	419,000	—	2,423,000	252,000	450,000
Impairment charges — discontinued operations	2,837,000	552,000	170,000	—	—
Gain on sales of real estate	(565,000)	—	(277,000)	(236,000)	—
Straight-line rents receivable	(826,000)	(872,000)	(536,000)	(640,000)	(740,000)
Depreciation and amortization	17,384,000	12,744,000	12,651,000	12,400,000	12,270,000
Amortization of intangible lease liabilities	(2,902,000)	(3,950,000)	(3,254,000)	(3,416,000)	(4,032,000)
Amortization/market price adjustments relating to stock-based compensation	720,000	1,367,000	1,282,000	(936,000)	(1,139,000)
Amortization of deferred financing costs	1,238,000	946,000	827,000	637,000	563,000
Increases/decreases in operating assets and liabilities:
Rents and other receivables, net	(1,517,000)	(980,000)	949,000	(2,307,000)	2,043,000
Prepaid expenses and other	(450,000)	(6,227,000)	2,451,000	(942,000)	3,188,000
Accounts payable and accrued expenses	4,664,000	1,848,000	(2,500,000)	(1,446,000)	2,288,000

Net cash provided by operating activities	16,191,000	9,182,000	16,183,000	9,086,000	20,359,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(21,994,000)	(22,713,000)	(27,616,000)	(35,977,000)	(60,860,000)
Proceeds from transfers to unconsolidated joint venture	33,389,000	—	—	—	—
Net proceeds from the sales of real estate	3,270,000	2,002,000	1,175,000	305,000	—
Investment in unconsolidated joint venture	—	—	—	(350,000)	—
Construction escrows and other	684,000	83,000	(587,000)	(397,000)	(210,000)

Net cash provided by (used in) investing activities	15,349,000	(20,628,000)	(27,028,000)	(36,419,000)	(61,070,000)

Cash flow from financing activities:
Net (repayments)/advances (to)/from revolving credit facilities	(65,794,000)	2,554,000	(16,000,000)	32,435,000	29,800,000
Proceeds from mortgage financings	9,362,000	7,357,000	36,231,000	8,000,000	25,791,000
Mortgage repayments	(2,449,000)	(2,234,000)	(1,999,000)	(11,520,000)	(2,477,000)
Net payments of deferred financing costs	(7,150,000)	(394,000)	(2,328,000)	(101,000)	(650,000)
Noncontrolling interests:
Contributions from consolidated joint venture minority interests, net	—	—	355,000	11,857,000	2,123,000
Distributions to consolidated joint venture minority interests	(1,793,000)	(52,000)	(2,061,000)	—	(3,161,000)
Distributions to limited partners	—	—	—	(227,000)	(454,000)
Proceeds from the sale of common stock	40,890,000	—	—	—	—
Proceeds from standby equity advance not settled	5,000,000	—	—	—	—
Preferred stock distributions	(1,969,000)	(1,969,000)	(1,969,000)	(1,969,000)	(1,970,000)
Distributions to common shareholders	—	—	—	(5,046,000)	(10,010,000)

Net cash (used in) provided by financing activities	(23,903,000)	5,262,000	12,229,000	33,429,000	38,992,000

Net increase (decrease) in cash and cash equivalents	7,637,000	(6,184,000)	1,384,000	6,096,000	(1,719,000)
Cash and cash equivalents at beginning of period	9,527,000	15,711,000	14,327,000	8,231,000	9,950,000

Cash and cash equivalents at end of period	$17,164,000	$9,527,000	$15,711,000	$14,327,000	$8,231,000

CEDAR SHOPPING CENTERS, INC.
Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Funds Available For Distribution (“FAD”)
And Other Financial Information

	At of for the three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008

Net (loss) income attributable to the Company’s common shareholders	$(29,673,000)	$1,447,000	$(316,000)	$3,999,000	$2,885,000
Add (deduct):
Real estate depreciation and amortization	17,524,000	12,671,000	12,593,000	12,391,000	12,200,000
Noncontrolling interests:
Limited partners’ interest	(1,136,000)	66,000	(13,000)	180,000	130,000
Minority interests in consolidated joint ventures	484,000	332,000	309,000	(354,000)	557,000
Minority interests’ share of FFO applicable to consolidated joint ventures	(1,656,000)	(1,661,000)	(1,638,000)	(832,000)	(1,568,000)
Gain on sales of discontinued operations (a)	(280,000)	—	(277,000)	—	—
Equity in income of unconsolidated joint ventures	(296,000)	(260,000)	(283,000)	(259,000)	(274,000)
FFO from unconsolidated joint ventures	406,000	377,000	377,000	359,000	355,000

Funds (Used In) From Operations (“FFO”)	(14,627,000)	12,972,000	10,752,000	15,484,000	14,285,000

Add (deduct) the pro rata share of:
Straight-line rents	(712,000)	(697,000)	(363,000)	(452,000)	(556,000)
Amortization of intangible lease liabilities	(2,649,000)	(3,797,000)	(3,098,000)	(3,285,000)	(3,441,000)
Non-real estate amortization	1,226,000	970,000	846,000	613,000	607,000
Stock-based compensation charged (credited) to operations	721,000	1,368,000	1,281,000	(936,000)	(1,139,000)
Impairment charges — discontinued operations (a)	2,837,000	552,000	170,000	—	—
Impairment charge — RioCan, net (b)	23,636,000	—	—	—	—
Terminated projects and acquisition transaction costs (c)	419,000	—	2,423,000	761,000	848,000

Adjusted Funds From Operations (“AFFO”)	10,851,000	11,368,000	12,011,000	12,185,000	10,604,000

Capital expenditures, tenant improvements, and leasing commissions - second generation (d)	(1,526,000)	(2,320,000)	(1,576,000)	(1,057,000)	(1,484,000)
Scheduled debt amortization payments — carrying value amounts	(2,091,000)	(1,934,000)	(1,820,000)	(1,875,000)	(1,921,000)

Funds Available for Distribution (“FAD”)	$7,234,000	$7,114,000	$8,615,000	$9,253,000	$7,199,000

FFO per common share, assuming OP Unit conversion (basic and diluted):	$(0.28)	$0.28	$0.23	$0.33	$0.31

AFFO per common share, assuming OP Unit conversion (basic and diluted):	$0.21	$0.24	$0.26	$0.26	$0.23

FAD per common share, assuming OP Unit conversion (basic and diluted):	$0.14	$0.15	$0.18	$0.20	$0.15

Weighted average number of common shares outstanding (basic and diluted):
Common shares	49,930,000	45,066,000	45,062,000	44,880,000	44,489,000
OP Units	2,006,000	2,014,000	2,018,000	2,017,000	2,018,000

	51,936,000	47,080,000	47,080,000	46,897,000	46,507,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions - first generation (e)	$3,079,000	$15,647,000	$16,685,000	$16,040,000	$37,877,000

Capitalized interest and financing costs	$1,290,000	$1,775,000	$1,698,000	$1,521,000	$2,058,000

Scheduled debt amortization payments — stated contract amounts	$2,197,000	$1,706,000	$1,670,000	$1,726,000	$1,787,000

NOI attributable to RioCan properties contributed / to be contributed	$3,552,179	$3,144,859	$3,071,314	$3,127,943	$3,029,741

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(f)	$165,864,000	$183,434,000	$220,290,000	$199,010,000	$185,837,000

(a)	Gain on sale/impairment charges related to nine properties (located principally in Ohio) sold or treated as “held for sale”.

(b)	Impairment charge, net, related to the seven properties transferred or to be transferred to the unconsolidated joint venture — managed properties.

(c)	The June 2009 amount includes the write-off of costs incurred for a potential development opportunity that the Company determined would not go forward. The March 2009 amount includes the expensing of acquisition transaction costs, net of the minority interest partner’s share.

(d)	Second generation refers to expenditures related to stabilized properties.

(e)	First generation refers to expenditures related to development/redevelopment activities.

(f)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

	Three months ended					Twelve months ended Dec 31,
	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	2009	2008
Revenues:
Cedar’s pro rata share of revenues (a)	41,479,000	40,168,000	39,328,000	41,693,000	39,813,000	162,668,000	155,847,000
Revenues attributable to consolidated minority interests (b)	5,368,000	4,942,000	4,597,000	4,192,000	3,874,000	19,099,000	14,818,000
Less revenues attributable to unconsolidated joint venture — managed properties (c)	(56,000)	—	—	—	—	(56,000)	—

Total — As reported	46,791,000	45,110,000	43,925,000	45,885,000	43,687,000	181,711,000	170,665,000
Unconsolidated joint venture — managed properties (d)	282,000	—	—	—	—	282,000	—

Total — managed properties	$47,073,000	$45,110,000	$43,925,000	$45,885,000	$43,687,000	$181,993,000	$170,665,000

Net Operating Income (“NOI”)
NOI pro rata before non-cash revenues:	$25,529,000	$23,823,000	$24,334,000	$24,172,000	$23,586,000	$97,858,000	$94,903,000
Straight-line rents	712,000	697,000	363,000	452,000	556,000	2,224,000	2,184,000
Amortization of intangible lease liabilities	2,649,000	3,797,000	3,098,000	3,285,000	3,441,000	12,829,000	13,405,000

NOI pro rata before non-cash charge	$28,890,000	$28,317,000	$27,795,000	$27,909,000	$27,583,000	$112,911,000	$110,492,000
Stock-based compensation mark-to-market adjustments	(20,000)	(147,000)	(159,000)	538,000	698,000	212,000	390,000

	28,870,000	28,170,000	27,636,000	28,447,000	28,281,000	113,123,000	110,882,000
NOI attributable to consolidated minority interests (b)	3,376,000	3,375,000	3,337,000	3,087,000	2,871,000	13,175,000	11,315,000
Less NOI attributable to unconsolidated joint ventures — managed properties (c)	(42,000)	—	—	—	—	(42,000)	—

Total — As reported	32,204,000	31,545,000	30,973,000	31,534,000	31,152,000	126,256,000	122,197,000
Unconsolidated joint venture — managed properties (d)	208,000	—	—	—	—	208,000	—

Total — managed properties	$32,412,000	$31,545,000	$30,973,000	$31,534,000	$31,152,000	$126,464,000	$122,197,000

Net (loss) income — common shareholders
Net income before impairments and certain non-cash charges:	$2,087,000	$2,470,000	$2,702,000	$3,163,000	$2,091,000	$10,322,000	$11,893,000

Impairments and transaction costs	(26,892,000)	(552,000)	(2,593,000)	(761,000)	(848,000)	(30,798,000)	(848,000)
Depreciation from demolition for retenanting	(6,074,000)	—	—	—	—	(6,074,000)	(1,900,000)
Stock-based compensation mark-to-market adjustments	(70,000)	(517,000)	(560,000)	1,635,000	1,678,000	488,000	1,290,000
Limited partners’ interest in above items	1,276,000	46,000	135,000	(38,000)	(36,000)	1,519,000	63,000

	(31,760,000)	(1,023,000)	(3,018,000)	836,000	794,000	(34,865,000)	(1,395,000)

Total — as reported	$(29,673,000)	$1,447,000	$(316,000)	$3,999,000	$2,885,000	$(24,543,000)	$10,498,000

Per common share/OP unit (basic and diluted):
Net income before impairment and certain non-cash charges	$0.04	$0.05	$0.06	$0.07	$0.04	$0.22	$0.27
Impairments and certain non-cash charges	(0.63)	(0.02)	(0.07)	0.02	0.02	(0.75)	(0.03)

Total — as reported per share	$(0.59)	$0.03	$(0.01)	$0.09	$0.06	$(0.53)	$0.24

FFO
FFO before non-cash revenues:	$8,974,000	$9,547,000	$10,444,000	$10,873,000	$9,458,000	$39,838,000	$40,833,000
Straight-line rents	712,000	697,000	363,000	452,000	556,000	2,224,000	2,184,000
Amortization of intangible lease liabilities	2,649,000	3,797,000	3,098,000	3,285,000	3,441,000	12,829,000	13,405,000

FFO before impairments and stock-based compensation mark-to-market adjustments	$12,335,000	$14,041,000	$13,905,000	$14,610,000	$13,455,000	$54,891,000	$56,422,000

Stock-based compensation mark-to-market adjustments	(70,000)	(517,000)	(560,000)	1,635,000	1,678,000	488,000	1,290,000
Impairments and transaction costs	(26,892,000)	(552,000)	(2,593,000)	(761,000)	(848,000)	(30,798,000)	(853,000)

	(26,962,000)	(1,069,000)	(3,153,000)	874,000	830,000	(30,310,000)	437,000

Total — as reported	$(14,627,000)	$12,972,000	$10,752,000	$15,484,000	$14,285,000	$24,581,000	$56,859,000

Per common share/OP unit (basic and diluted):
FFO before impairments and stock-based compensation mark-to-market adjustments	$0.24	$0.30	$0.30	$0.31	$0.29	$1.14	$1.21
Imapirments and stock-based compensation mark-to-market adjustments	(0.52)	(0.02)	(0.07)	0.02	0.02	(0.63)	0.01

Total — as reported	$(0.28)	$0.28	$0.23	$0.33	$0.31	$0.51	$1.22

Dividends to common shareholders	$4,696,000	$—	$—	$5,046,000	$10,010,000	$9,742,000	$40,027,000
Per common share	$0.09	$—	$—	$0.1125	$0.2250	$0.2066	$0.9000

Weighted average number of common shares outstanding:
Common shares	49,930,000	45,066,000	45,062,000	44,880,000	44,489,000	46,234,000	44,475,000
OP Units	2,006,000	2,014,000	2,018,000	2,017,000	2,018,000	2,014,000	2,024,000

	51,936,000	47,080,000	47,080,000	46,897,000	46,507,000	48,248,000	46,499,000

End of period number of common shares outstanding:
Common shares	52,139,000	45,084,000	45,062,000	45,062,000	44,468,000	52,139,000	44,468,000
OP Units	2,006,000	2,010,000	2,018,000	2,018,000	2,017,000	2,006,000	2,017,000

	54,145,000	47,094,000	47,080,000	47,080,000	46,485,000	54,145,000	46,485,000

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Capitalization

	At or for the three months ended
	Pro Forma (e) (f) (g)
	Dec 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2009	2008
Market Capitalization (end of period)
Equity
Preferred Stock
Shares	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$23.96	$23.96	$20.40	$15.99	$8.58	$13.88

	$85,058,000	$85,058,000	$72,420,000	$56,764,500	$30,459,000	$49,274,000

Common Stock
Common shares	52,139,010	52,139,010	45,084,354	45,062,172	45,062,472	44,468,287
OP Units	2,005,888	2,005,888	2,009,806	2,017,451	2,017,451	2,017,451

	54,144,898	54,144,898	47,094,160	47,079,623	47,079,923	46,485,738
Plus: Common shares issued in February and March 2010, including exercise of over-allotment options (f)	9,550,000

	63,694,898	54,144,898	47,094,160	47,079,623	47,079,923	46,485,738
Closing market price	$6.80	$6.80	$6.45	$4.52	$1.74	$7.08

	$433,125,000	$368,185,000	$303,757,000	$212,800,000	$81,919,000	$329,119,000

Sub-total equity	$518,183,000	$453,243,000	$376,177,000	$269,565,000	$112,378,000	$378,393,000

Debt:
Fixed-rate mortgages	$610,798,000	$610,798,000	$627,328,000	$627,234,000	$622,935,000	$578,374,000
Variable-rate mortgages	82,181,000	82,181,000	71,154,000	71,154,000	58,181,000	53,302,000

	692,979,000	692,979,000	698,482,000	698,388,000	681,116,000	631,676,000
Secured revolving credit facilities	257,685,000	257,685,000	320,925,000	320,925,000	336,925,000	304,490,000

Total outstanding debt — consolidated	950,664,000	950,664,000	1,019,407,000	1,019,313,000	1,018,041,000	936,166,000
Plus debt attributable to unconsolidated joint ventures — managed properties	18,804,000	18,804,000	18,826,000	18,845,000	15,453,000	15,461,000
Less debt attributable to consolidated minority interests	(117,111,000)	(117,111,000)	(116,077,000)	(116,357,000)	(116,587,000)	(88,121,000)
2010 transactions:
Proceeds from five unconsolidated managed joint venture properties transferred / to be transferred in 2010 (e)	(30,200,000)
Proceeds from sales of common stock in February and March 2010, including exercise of over-allotment options (f)	(60,250,000)

Pro rata share of outstanding debt	761,907,000	852,357,000	922,156,000	921,801,000	916,907,000	863,506,000

Total	$1,280,090,000	$1,305,600,000	$1,298,333,000	$1,191,366,000	$1,029,285,000	$1,241,899,000

Ratio of pro rata share of outstanding debt to total market capitalization	59.5%	65.3%	71.0%	77.4%	89.1%	69.5%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$20,745,000	$20,745,000	$23,765,000	$23,707,000	$23,560,000	$23,546,000
Cedar Shopping Centers, Inc. shareholders’ equity	539,169,000	539,169,000	528,846,000	527,616,000	524,349,000	524,027,000

	559,914,000	559,914,000	552,611,000	551,323,000	547,909,000	547,573,000
Pro rata share of total debt, per above	761,907,000	852,357,000	922,156,000	921,801,000	916,907,000	863,506,000

Total financial statement capitalization	$1,321,821,000	$1,412,271,000	$1,555,489,000	$1,548,500,000	$1,464,816,000	$1,411,079,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	57.6%	60.4%	59.3%	59.5%	62.6%	61.2%

Weighted average interest rates:
Fixed-rate mortgages	5.8%	5.8%	5.8%	5.8%	5.8%	5.8%
Variable-rate mortgages	3.4%	3.4%	3.4%	3.6%	3.9%	4.4%
Total mortgages	5.6%	5.6%	5.6%	5.6%	5.6%	5.7%
Secured variable-rate revolving credit facilities	4.6%	4.6%	1.8%	1.8%	2.0%	2.8%
Total debt	5.3%	5.3%	4.5%	4.5%	4.5%	4.8%

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)
(Loss) income from continuing operations	($24,085,000)	$(25,841,000)	$4,269,000	$1,704,000	$5,595,000	$5,373,000
Add back:
Interest expense and amortization of financing costs, net	$12,312,000	14,068,000	12,507,000	11,865,000	11,345,000	11,793,000
Depreciation and amortization	17,185,000	17,185,000	12,518,000	12,412,000	12,142,000	12,001,000
Stock-based compensation mark-to-market adjustments	69,831	69,831	517,416	559,788	(1,635,169)	(1,677,661)
Terminated projects and transaction costs	419,000	419,000	—	2,423,000	1,525,000	848,000
Impairment charges	23,636,000	23,636,000	—	—	—	—
Gain on sales of land parcels	(285,000)	(285,000)	—	3,000	(239,000)	—

EDITDA	$29,251,831	$29,251,831	$29,811,416	$28,966,788	$28,732,831	$28,337,339

Fixed charges:

Interest expense (g)	$12,155,000	13,911,000	12,911,000	12,316,000	11,847,000	12,901,000
Preferred dividend requirements	1,969,000	1,969,000	1,969,000	1,984,000	1,954,000	1,970,000

Fixed charges	$14,124,000	$15,880,000	$14,880,000	$14,300,000	$13,801,000	$14,871,000

Ratio of EBITDA to fixed charges	2.1 x	1.8 x	2.0 x	2.0 x	2.1 x	1.9 x

Debt to EBITDA
Total debt	$950,664,000	$950,664,000	$1,019,407,000	$1,019,313,000	$1,018,041,000	$936,166,000
2010 transactions:
Proceeds from five unconsolidated managed joint venture properties transfered / to be transferred in 2010 (e)	(30,200,000)
Proceeds from sale of common stock in February and March 2010, including exercise of over-allotment options (f)	(60,250,000)

	$860,214,000	$950,664,000	$1,019,407,000	$1,019,313,000	$1,018,041,000	$936,166,000

EBITDA annualized	$117,007,324	$117,007,324	$119,245,664	$115,867,152	$114,931,324	$113,349,356
Less: NOI from unconsolidated managed joint venture properties — annualized (e)	(13,377,825)	(13,377,825)	(12,579,435)	(12,285,254)	(12,511,772)	(12,118,965)

EBITDA annualized	$103,629,499	$103,629,499	$106,666,229	$103,581,898	$102,419,552	$101,230,391

Ratio of debt to EBITDA	8.3 x	9.2 x	9.6 x	9.8 x	9.9 x	9.2 x

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Notes
Notes:
(a)	Includes (1) amounts applicable to 100%-owned properties (including amounts applicable to properties transferred to joint venture prior to such transfer), (2) the Company’s pro rata share of amounts applicable to consolidated joint venture properties, and (3) the Company’s pro rata share of amounts applicable to properties transferred to joint venture subsquent to such transfer.

(b)	Includes partners’ pro rata share of amounts applicable to consolidated joint venture properties.

(c)	Removes the Company’s pro rata share of amounts applicable to consoldiated joint venture properties included in (a) above.

(d)	Includes total amounts (both the Company’s and its joint venture partner) applicable to properties transferred to joint venture subsquent to such transfer.

(e)	Represents the net proceeds received or to be received from the transfer of the five remaining properties to the RioCan joint venture. The Company transferred two properties in the fourth quarter of 2009 generating net proceeds of approximately $33 million. In 2010, the Company has transferred two properties generating approximately $16 million and expects to transfer an additional three properties generating $16 million, net of $1.8 million of expenses. Such closings are subject only to normal and customary lender consents. Such properties recorded approximately $3.6 million of net operating income in the fourth quarter of 2009.

(f)	Represents net proceeds the Company received from the sales of 9,550,000 share of common stock in February and March 2010, and net proceeds of $60.3 million, including shares sold from the exercise of over-allotment options. The sales comprised a public offering of 7.5 million shares, or $47.0 million, a sale to RioCan of $1.125 million shares, or $8.25 million, and exercise of over-allotment options by the underwriters and RioCan of 0.8 million shares, or $5.0 million.

(g)	Amount by which interest expense would have been reduced or increased as if the financing transactions had been in effect for the entire fourth quarter of 2009:

				Interest (Increase)
	Amount	Rate	Months of Q4	Decrease
Proceeds from transfer of properties to unconsolidated managed joint venture:
Properties transferred December 10, 2009	$33,000,000	5.50%	2.32	$351,000
Properties transferred / to be transferred in 2010	30,200,000	5.50%	3.00	415,000
Property-specific debt, pro rata	75,600,000	5.70%	3.00	1,077,000
Common stock issued:
October 2009	38,000,000	5.50%	1.00	174,000
October 2009, primarily	2,300,000	5.50%	1.50	16,000
December 2009	5,000,000	5.50%	3.00	69,000
February and March 2010	60,250,000	5.50%	3.00	828,000
Stabilized line of credit renewal November 10, 2009 Outstanding on date of renewal	194,000,000	5.50%	1.32	(1,174,000)

				$1,756,000

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis (a)

	Three months ended Dec 31,		Twelve months ended Dec 31,
	2009	2008	2009	2008

The number of properties that were owned throughout each of the comparative periods	104	104	102	102

Revenues:
Rents:
Base rents	$26,890,000	$26,885,000	$105,950,000	$106,053,000
Percentage rents	440,000	542,000	1,388,000	1,547,000
Straight-line rents	75,000	704,000	1,348,000	2,474,000
Amortization of intangible lease liabilities	2,470,000	3,530,000	11,544,000	12,456,000

	29,875,000	31,661,000	120,230,000	122,530,000
Expense recoveries (b)	6,995,000	6,757,000	28,788,000	27,564,000
Other	1,312,000	131,000	1,640,000	985,000

Total revenues	38,182,000	38,549,000	150,658,000	151,079,000

Operating expenses (b):
Operating, maintenance and management	6,381,000	6,144,000	24,699,000	23,343,000
Real estate and other property-related taxes	4,320,000	4,203,000	17,127,000	15,750,000

Total expenses	10,701,000	10,347,000	41,826,000	39,093,000

Net operating income (“NOI”)	$27,481,000	$28,202,000	$108,832,000	$111,986,000

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	24,936,000	23,968,000	95,940,000	97,056,000
Straight-line rents and amortization of intangible lease liabilities	2,545,000	4,234,000	12,892,000	14,930,000

NOI	$27,481,000	$28,202,000	$108,832,000	$111,986,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$5,000	0.0%	$(103,000)	-0.1%
Percentage rents	(102,000)	-18.8%	(159,000)	-10.3%
Straight-line rents	(629,000)	-89.3%	(1,126,000)	-45.5%
Amortization of intangible lease liabilities	(1,060,000)	-30.0%	(912,000)	-7.3%

	(1,786,000)	-5.6%	(2,300,000)	-1.9%
Expense recoveries	238,000	3.5%	1,224,000	4.4%
Other	1,181,000	901.5%	655,000	66.5%

Total revenues	(367,000)	-1.0%	(421,000)	-0.3%

Expenses:
Operating, maintenance and management	237,000	3.9%	1,356,000	5.8%
Real estate and other property-related taxes	117,000	2.8%	1,377,000	8.7%

Total expenses	354,000	3.4%	2,733,000	7.0%

Net operating income	$(721,000)	-2.6%	$(3,154,000)	-2.8%

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	968,000	4.0%	(1,116,000)	-1.1%
Straight-line rents and amortization of intangible lease liabilities	(1,689,000)	-39.9%	(2,038,000)	-13.7%

NOI	$(721,000)	-2.6%	$(3,154,000)	-2.8%

Percent occupied at end of period	91.7%	93.2%	91.6%	93.2%

Expense recovery percentage (a)	74.2%	73.5%	76.8%	76.6%

(a)	Excludes results of unconsolidated joint venture properties subsquent to transfer to joint venture.

(b)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $1,022,000 and $770,000, respectively for the three months ended December 31, 2009 and 2008 and $3,300,000 and $1,760,000 respectively for the twelve months ended December 31, 2009 and 2008.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)(f)

	At or for the three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008
Renewals (c)

Number of leases	41	41	42	38	61
Aggregate square feet	339,000	202,000	329,000	200,000	321,000
Average square feet	8,268	4,927	7,833	5,263	5,262
Average expiring base rent psf	$8.30	$8.14	$7.33	$10.67	$11.87
Average new base rent psf	$8.13	$8.71	$8.08	$11.04	$13.19
% (decrease) increase in base rent	-2.1%	7.0%	10.2%	3.4%	11.1%

New leases

Number of leases	15	26	14	19	20
Aggregate square feet	188,000	409,000	76,000	95,000	67,000
Average square feet	12,533	15,731	5,429	5,000	3,350
Average new base rent psf	$16.66	$17.24	$14.66	$10.06	$13.42

Terminated leases (d)

Number of leases	21	13	18	19	18
Aggregate square feet	150,000	198,000	49,000	90,000	52,000
Average square feet	7,143	15,231	2,722	4,737	2,889
Average old base rent psf	$11.44	$4.02	$14.59	$12.12	$13.34

Occupancy statistics

Stabilized properties:
Wholly-owned	94%	94%	95%	95%	95%
Consolidated joint ventures	97%	97%	97%	96%	97%
Real estate to be transferred to Joint Venture	96%	n/a	n/a	n/a	n/a
Managed unconsolidated joint ventures	90%	n/a	n/a	n/a	n/a

Total stabilized properties	95%	95%	95%	95%	95%

Redevelopment and retenanting properties	74%	76%	67%	65%	65%

Total operating portfolio (e)	91%	92%	92%	92%	92%

(a)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents.

(b)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represents a small percentage of the total portfolio.

(c)	Renewal leases for the December 31, 2009 quarter include the 85,000 sq. ft. Burlington Coat Factory lease renewed in connection with the redevelopment of the center. Excluding this lease, there were 40 renewed leases, with an aggregate of 254,000 sq. ft. (an average 8,500 sq. ft.), and an average increase of approximately 4.8%.

(d)	Terminated leases for the September 30, 2009 quarter include the 144,000 sq. ft. Value City lease purchased by the Company. Excluding this lease, there were 12 terminated leases, with an aggregate of 54,000 sq. ft. (an average 4,500 sq. ft.), and an average old base rent psf $7.15.

(e)	Excludes ground-up development properties.

(f)	Incudes results of unconsolidated managed joint venture properties.

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of December 31, 2009

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant Concentrations (e)	stores	GLA	% of GLA	base rent	per sq ft	base rents
Top ten tenants (a):
Giant Foods (b)	22	1,328,000	10.3%	$21,503,000	$16.19	16.0%
Farm Fresh (b)	6	364,000	2.8%	3,880,000	10.66	2.9%
Stop & Shop (b)	5	325,000	2.5%	3,494,000	10.75	2.6%
Discount Drug Mart	14	346,000	2.7%	3,280,000	9.48	2.4%
Shaw’s (b)	4	241,000	1.9%	2,716,000	11.27	2.0%
LA Fitness	4	168,000	1.3%	2,496,000	14.86	1.9%
CVS	10	113,000	0.9%	2,335,000	20.66	1.7%
Food Lion (b)	7	243,000	1.9%	1,921,000	7.91	1.4%
Staples	7	145,000	1.1%	1,821,000	12.56	1.4%
Shop Rite	2	118,000	0.9%	1,599,000	13.55	1.2%

Sub-total top ten tenants	81	3,391,000	26.2%	45,045,000	13.28	33.5%

Remaining tenants	1,195	8,282,000	63.9%	89,511,000	10.81	66.5%

Sub-total all tenants (c)	1,276	11,673,000	90.1%	134,556,000	$11.53	100.0%

Vacant space (d)	n/a	1,280,000	9.9%	n/a	n/a	n/a

Total (including vacant space)	1,276	12,953,000	100.0%	$134,556,000	$10.39	n/a

(a)	Based on annualized base rent.

(b)	Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shaw’s, Shop ‘n Save (GLA of 53,000; annualized base rent of $495,000), Shoppers Food Warehouse (GLA of 120,000; annualized base rent of $1,206,000) and Acme (GLA of 172,000; annualized based rent of $756,000), and (3) Food Lion and Hannaford (GLA of 43,000; annualized base rent of $405,000).

(c)	Includes tenants at ground-up development properties.

(d)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(e)	Incudes unconsolidated managed joint venture properties.

Total Revenues By State (a)	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
State	2009	2009	2009	2009	2008
Pennsylvania	$23,098,000	$20,689,000	$19,944,000	$20,881,000	$20,990,000
Massachusetts	6,106,000	5,668,000	5,748,000	6,403,000	5,908,000
Connecticut	4,995,000	5,852,000	5,046,000	4,934,000	3,866,000
Ohio	2,479,000	2,374,000	2,562,000	2,600,000	3,198,000
Maryland	2,554,000	3,075,000	3,047,000	2,834,000	2,390,000
New Jersey	2,664,000	2,798,000	2,988,000	3,255,000	3,349,000
Virginia	3,245,000	2,797,000	2,731,000	2,996,000	2,821,000
New York	1,247,000	1,408,000	1,428,000	1,519,000	1,514,000
Michigan	403,000	449,000	431,000	463,000	383,000

	$46,791,000	$45,110,000	$43,925,000	$45,885,000	$44,419,000

(a)	Excludes results of unconsolidated joint venture properties subsquent to transfer to joint venture.

CEDAR SHOPPING CENTERS, INC.
Lease Expirations (d)
As of December 31, 2009

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents
Month-To-Month	83	214,000	1.8%	$2,823,000	$13.19	2.1%
2010	166	804,000	6.9%	9,833,000	12.23	7.3%
2011	181	1,016,000	8.7%	11,571,000	11.39	8.6%
2012	177	846,000	7.2%	9,808,000	11.59	7.3%
2013	143	755,000	6.5%	9,268,000	12.28	6.9%
2014	150	1,357,000	11.6%	12,903,000	9.51	9.6%
2015	105	1,052,000	9.0%	9,796,000	9.31	7.3%
2016	49	607,000	5.2%	5,873,000	9.68	4.4%
2017	37	487,000	4.2%	6,191,000	12.71	4.6%
2018	42	778,000	6.7%	8,878,000	11.41	6.6%
2019	38	562,000	4.8%	6,127,000	10.90	4.6%
2020	29	932,000	8.0%	7,621,000	8.18	5.7%
Thereafter	79	2,263,000	19.4%	33,864,000	14.96	25.2%

All tenants (a)	1,276	11,673,000	100.0%	134,556,000	11.53	100.0%
Vacant space (b)	n/a	1,280,000	n/a	n/a	n/a	n/a

Total portfolio (c)	1,276	12,953,000	n/a	$134,556,000	$10.39	n/a

(a)	Includes tenants at ground-up development properties.

(b)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(c)	At December 31, 2009, the Company had a portfolio of 119 operating properties totaling approximately 13.0 million sq. ft. of GLA,

including 95 wholly-owned properties comprising approximately 9.4 million square feet, 13 properties owned in joint venture comprising approximately 1.7 million sq. ft., two properties partially-owned in a managed unconsolidated joint venture comprising approximately 0.2 million sq. ft., five properties to be transferred to a managed unconsolidated joint venture comprising approximately

1.0 million sq. ft. and four ground up developemtns comprising approximately 0.7 million sq. ft., the portfolio excluding the ground-up development was approximately 91% leased as of December 31, 2009.

(d)	Incudes unconsolidated managed joint venture properties.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of December 31, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Wholly-Owned Stabilized Properties:(a)
Academy Plaza	PA	2001	100%	152,727	1965/1998	Acme Markets	50,918	9/30/2018

Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	5/4/2019

Camp Hill	PA	2002	100%	472,458	1958/2005	Boscov’s	167,597	9/30/2020
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2011
						Staples	20,000	6/30/2015

Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016

Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013

Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/2004	Acme Markets	55,000	9/30/2016

Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014

Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019

Coliseum Marketplace	VA	2005	100%	98,359	1987/2005	Farm Fresh	57,662	1/31/2021

CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017

CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020

CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019

CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033

CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017

East Chestnut	PA	2005	100%	21,180	1996

Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011

Enon Discount Drug Mart Plaza	OH	2007	100%	42,876	2005-2006	Discount Drug Mart	24,596	3/31/2022

Fairfield Plaza	CT	2005	100%	72,279	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019

Fairview Plaza	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017

Family Dollar at Zanesville	OH	2005	100%	6,900	2000	Family Dollar	6,900	12/31/2014

FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011

FirstMerit Bank at Cuyahoga Falls	OH	2006	100%	18,300	1973/2003	FirstMerit Bank	18,300	12/31/2015

Gahanna Discount Drug Mart Plaza	OH	2006	100%	48,992	2003	Discount Drug Mart	24,592	3/31/2020

General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014

Gold Star Plaza	PA	2006	100%	71,720	1988	Redner’s	47,329	3/16/2019

Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	1/31/2011
						Staples	24,060	5/31/2012

Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	5/31/2011

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Grove City Discount Drug Mart Plaza	OH	2007	100%	40,848	2005	Discount Drug Mart	24,596	3/31/2020

Halifax Plaza	PA	2003	100%	51,510	1994	Giant Foods	32,000	10/31/2019

Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025

Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015

Hilliard Discount Drug Mart Plaza	OH	2007	100%	40,988	2003	Discount Drug Mart	24,592	3/31/2020

Hills & Dales Discount Drug Mart Plaza	OH	2007	100%	33,553	1992-2007	Discount Drug Mart	23,608	3/31/2023

Jordan Lane	CT	2005	100%	181,730	1969/1991	Stop & Shop	60,632	9/30/2015
						AJ Wright	39,280	3/31/2015

Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014

Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2014

Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2014

Kingston Plaza	NY	2006	100%	18,337	2006

LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018

Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023

Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019

Long Reach Village	MD	2006	100%	104,932	1973/1998	Safeway	53,684	7/31/2018

Mason Discount Drug Mart Plaza	OH	2008	100%	52,896	2005/2007	Discount Drug Mart	24,596	3/31/2021

McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011

Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024

Metro Square	MD	2008	100%	71,896	1999	Shoppers Food Warehouse	58,200	1/31/2030

Newport Plaza	PA	2003	100%	66,789	1996	Giant Foods	43,400	5/31/2021

Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019

Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw’s	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043

Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018

Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2015

Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018

Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	Peebles	24,963	1/31/2022

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017

Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2014

Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015

Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020

River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Avalon Carpet	25,000	1/31/2012
						Pep Boys	22,000	9/30/2014

Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2010
						Peebles	21,600	1/31/2015

South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Modell’s	20,000	1/31/2018

St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020

Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	A&P	54,650	8/31/2022

Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014

Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016

The Brickyard	CT	2004	100%	274,553	1990	Sam’s Club	109,755	1/31/2010
						Home Depot	103,003	1/31/2015
						Syms	38,000	3/31/2012

The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ’n Save	52,654	10/7/2015

The Point	PA	2000	100%	250,697	1972/2001	Burlington Coat Factory	76,665	1/31/2011
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013

The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2015
						Office Max	22,645	10/22/2012
						Dunham Sports	21,300	1/31/2016

Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2014
						Big Lots	28,027	1/31/2011
						Gardner Theater	27,576	5/31/2014

Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2013
						Trexlertown Fitness Club	28,870	2/28/2015

Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017

Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	Ukrop’s Supermarket	43,000	2/15/2015

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2014
						Ollie’s Bargain Outlet	41,888	3/31/2011
						Tractor Supply	32,095	5/31/2015

Virginia Center Commons	VA	2005	100%	9,763	2002

Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014

Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2011

Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Planet Fitness	20,742	3/31/2024

West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2014

Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021

Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Stabilized Properties				7,775,366

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	2007	20%	55,000	2005	Giant Foods	55,000	11/30/2025

Ayr Town Center	PA	2007	20%	55,600	2005	Giant Foods	50,000	5/31/2025

Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023

Meadows Marketplace	PA	2004	20%	91,538	2005	Giant Foods	65,507	11/30/2025

Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018

Pennsboro Commons	PA	2005	20%	107,384	1999	Giant Foods	68,624	8/10/2019

Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023

Spring Meadow Shopping Center	PA	2007	20%	67,950	2004	Giant Foods	65,000	10/31/2024

Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026

				834,680

PCP Joint Venture:
New London Mall	CT	2009	40%	257,814	1967/1997 -	Shoprite	64,017	2/29/2020
					2000	Marshalls	30,354	1/31/2014
						Homegoods	25,432	9/30/2010
						Petsmart	23,500	1/31/2015
						AC Moore	20,932	3/31/2015

San Souci Plaza	MD	2009	40%	264,134	1985 - 1997/	Shoppers Food Warehouse	61,466	5/31/2020
					2007	Marshalls	27,000	9/30/2017

				521,948
Joint Ventures (other):
CVS at Naugatuck	CT	2008	50%	13,225	2008	CVS	13,225	1/31/2034

Total Consolidated Joint Ventures				1,369,853

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Real estate to be contributed to a Joint Venture:

Columbus Crossing	PA	2003	100%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2011

Franklin Village Plaza	MA	2004	100%	304,285	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014

Loyal Plaza (b)	PA	2002	100%	293,825	1969/2000	K-Mart	102,558	8/31/2011
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014

Shaw’s Plaza	MA	2006	100%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013

Stop & Shop Plaza	CT	2008	100%	54,510	2006	Stop & Shop	54,510	11/30/2026

Total Real estate to be contributed to a Joint Venture:				971,395

Managed Unconsolidated Joint Ventures:

Sunset Crossing	PA	2003	20%	74,142	2002	Giant Foods	54,332	6/30/2022

Blue Mountain Commons	PA	2008	20%	121,146	2009	Giant Foods	97,707	10/31/2026

Total Managed Unconsolidated Joint Ventures:				195,288

Total Stabilized Portfiolio				10,311,902

Redevelopment Properties: (a)
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012

Lake Raystown Plaza	PA	2004	100%	145,727	1995	Giant Foods	61,435	10/31/2026

Shore Mall	NJ	2006	100%	459,098	1960/1980	Boscov’s	172,200	9/19/2018
						Burlington Coat Factory	85,000	11/30/2014
						K&G	25,000	2/28/2017

The Shops at Suffolk Downs	MA	2005	100%	121,829	2005	Stop & Shop	74,977	9/30/2025

Townfair Center	PA	2004	100%	138,041	2002	Lowe’s Home Centers	95,173	12/31/2015

Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2015
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Total Redevelopment Properties				1,207,076

Retenanting Properties: (a)
Columbia Mall	PA	2005	75%	348,574	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2013

Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	Discount Drug Mart	24,012	3/31/2016

Fairview Commons	PA	2007	100%	59,578	1976/2003

Huntingdon Plaza	PA	2004	100%	147,355	1972 - 2003	Peebles	22,060	1/31/2018

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2009

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Oakhurst Plaza	VA	2006	100%	107,869	1980/2001

Ontario Discount Drug Mart Plaza	OH	2005	100%	38,623	2002	Discount Drug Mart	25,475	3/31/2018

Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019

Shoppes at Salem Run	VA	2005	100%	15,100	2005

Total Retenanting Properties				803,189

Total Non-Stabilized Properties				2,010,265

Total Operating Portfolio				12,322,167

Ground-Up Developments: (a)

Crossroads II	PA	2008	60%	133,618	2009	Giant Foods	76,415	11/30/2029

Heritage Crossing	PA	2008	60%	59,396	2009

Northside Commons	PA	2008	100%	85,300	2009	Redner’s Market	48,519	8/31/2029

Upland Square	PA	2007	60%	352,456	2009	Giant Foods	78,900	7/31/2029
						Best Buy	30,000	12/31/2019
						Bed, Bath & Beyond	25,000	1/31/2020

						TJ Maxx	25,000	8/31/2019

Total Ground-Up Developments				630,770

Total Portfolio (b)				12,952,937

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development” or “redevelopment” properties as of December 31, 2009. Ground-up developments have commenced operations, but were not “stabilized properties” for the entire three-months ended December 31, 2009.

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of December 31, 2009

			Financial statement carrying values							Gross
								Real estate to be	Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	transferred to	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	joint venture	(“GLA”)	occupied	leased sq. ft.
Properties:(a)
Academy Plaza	PA	100%	$2,406,000	$11,184,000	$13,590,000	$2,319,000	$11,271,000			152,727	82%	$12.95
Annie Land Plaza	VA	100%	809,000	3,869,000	4,678,000	492,000	4,186,000			42,500	92%	9.13
Camp Hill	PA	100%	4,424,000	60,772,000	65,196,000	7,948,000	57,248,000			472,458	98%	12.82
Carbondale Plaza	PA	100%	1,586,000	12,147,000	13,733,000	1,891,000	11,842,000			129,915	86%	6.90
Carll’s Corner	NJ	100%	2,964,000	15,394,000	18,358,000	1,231,000	17,127,000			129,582	94%	8.59
Carman’s Plaza	NY	100%	8,416,000	34,202,000	42,618,000	2,892,000	39,726,000			194,481	94%	14.41
Circle Plaza	PA	100%	561,000	2,916,000	3,477,000	194,000	3,283,000			92,171	100%	2.74
Clyde Discount Drug Mart Plaza	OH	100%	673,000	3,232,000	3,905,000	513,000	3,392,000			34,592	100%	9.69
Coliseum Marketplace	VA	100%	3,586,000	17,164,000	20,750,000	2,713,000	18,037,000			98,359	86%	16.32
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	257,000	1,516,000			10,722	100%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	288,000	2,097,000			10,195	100%	18.54
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	249,000	1,933,000			10,125	100%	16.50
CVS at Kinderhook	NY	100%	2,502,000	1,106,000	3,608,000	69,000	3,539,000			13,225	100%	20.70
CVS at Portage Trail	OH	100%	341,000	1,611,000	1,952,000	245,000	1,707,000			10,722	100%	13.00
East Chestnut	PA	100%	800,000	3,702,000	4,502,000	713,000	3,789,000			21,180	100%	13.39
Elmhurst Square	VA	100%	1,371,000	6,229,000	7,600,000	815,000	6,785,000			66,250	94%	8.62
Enon Discount Drug Mart Plaza	OH	100%	1,135,000	4,356,000	5,491,000	386,000	5,105,000			42,876	100%	11.01
Fairfield Plaza	CT	100%	2,202,000	9,394,000	11,596,000	1,355,000	10,241,000			72,279	93%	14.00
Fairview Plaza	PA	100%	2,129,000	8,716,000	10,845,000	1,516,000	9,329,000			69,579	100%	12.22
Family Dollar at Zanesville	OH	100%	81,000	568,000	649,000	281,000	368,000			6,900	100%	8.70
FirstMerit Bank at Akron	OH	100%	168,000	736,000	904,000	121,000	783,000			3,200	100%	23.51
FirstMerit Bank at Cuyahoga Falls	OH	100%	264,000	1,312,000	1,576,000	176,000	1,400,000			18,300	100%	6.03
Gahanna Discount Drug Mart Plaza	OH	100%	1,738,000	6,765,000	8,503,000	868,000	7,635,000			48,992	91%	14.75
General Booth Plaza	VA	100%	1,935,000	9,566,000	11,501,000	1,773,000	9,728,000			73,320	95%	12.55
Gold Star Plaza	PA	100%	1,644,000	6,602,000	8,246,000	942,000	7,304,000			71,720	84%	9.08
Golden Triangle	PA	100%	2,320,000	19,239,000	21,559,000	3,561,000	17,998,000			202,943	89%	12.91
Groton Shopping Center	CT	100%	3,073,000	12,375,000	15,448,000	1,341,000	14,107,000			117,986	97%	10.31
Grove City Discount Drug Mart Plaza	OH	100%	1,241,000	5,041,000	6,282,000	496,000	5,786,000			40,848	100%	13.09
Halifax Plaza	PA	100%	1,347,000	6,026,000	7,373,000	960,000	6,413,000			51,510	90%	10.99
Hamburg Commons	PA	100%	1,153,000	9,888,000	11,041,000	1,277,000	9,764,000			99,580	93%	6.12
Hannaford Plaza	MA	100%	1,874,000	8,806,000	10,680,000	1,076,000	9,604,000			102,459	97%	7.51
Hilliard Discount Drug Mart Plaza	OH	100%	1,307,000	4,980,000	6,287,000	429,000	5,858,000			40,988	93%	12.56
Hills & Dales Discount Drug Mart Plaza	OH	100%	786,000	3,072,000	3,858,000	301,000	3,557,000			33,553	90%	9.74
Jordan Lane	CT	100%	4,291,000	21,411,000	25,702,000	3,310,000	22,392,000			181,730	98%	10.23
Kempsville Crossing	VA	100%	2,207,000	11,129,000	13,336,000	2,123,000	11,213,000			94,477	96%	11.04
Kenley Village	MD	100%	726,000	3,557,000	4,283,000	953,000	3,330,000			51,894	95%	7.93
Kings Plaza	MA	100%	2,408,000	11,872,000	14,280,000	1,168,000	13,112,000			168,243	99%	6.37
Kingston Plaza	NY	100%	2,891,000	2,344,000	5,235,000	186,000	5,049,000			18,337	100%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	849,000	6,789,000			41,000	100%	19.90
Liberty Marketplace	PA	100%	2,695,000	12,847,000	15,542,000	1,746,000	13,796,000			68,200	89%	17.50
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,461,000	4,165,000	633,000	3,532,000			38,576	88%	8.63
Long Reach Village	MD	100%	1,721,000	8,698,000	10,419,000	1,197,000	9,222,000			104,932	87%	10.80
Mason Discount Drug Mart Plaza	OH	100%	1,849,000	7,449,000	9,298,000	668,000	8,630,000			52,896	91%	14.56
McCormick Place	OH	100%	849,000	4,064,000	4,913,000	858,000	4,055,000			46,000	100%	8.50
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,471,000	13,397,000			51,500	100%	21.78
Metro Square	MD	100%	3,121,000	12,351,000	15,472,000	520,000	14,952,000			71,896	100%	18.77
Newport Plaza	PA	100%	1,672,000	8,153,000	9,825,000	1,165,000	8,660,000			66,789	100%	10.51
Oak Ridge	VA	100%	960,000	4,281,000	5,241,000	437,000	4,804,000			38,700	100%	10.45
Oakland Commons	CT	100%	2,504,000	15,677,000	18,181,000	1,375,000	16,806,000			89,850	100%	10.71
Oakland Mills	MD	100%	1,611,000	6,321,000	7,932,000	1,159,000	6,773,000			58,224	100%	13.33
Palmyra Shopping Center	PA	100%	1,488,000	6,908,000	8,396,000	1,240,000	7,156,000			112,108	91%	5.84
Pickerington Discount Drug Mart Plaza	OH	100%	1,305,000	5,952,000	7,257,000	969,000	6,288,000			47,810	89%	12.09
Pine Grove Plaza	NJ	100%	1,622,000	6,507,000	8,129,000	1,107,000	7,022,000			79,306	100%	10.77
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,846,000	7,088,000	1,132,000	5,956,000			50,283	90%	12.21
Port Richmond Village	PA	100%	2,843,000	12,436,000	15,279,000	2,607,000	12,672,000			154,908	97%	12.64
Price Chopper Plaza	MA	100%	4,111,000	18,456,000	22,567,000	1,308,000	21,259,000			101,824	88%	11.10
Rite Aid at Massillon	OH	100%	442,000	2,020,000	2,462,000	280,000	2,182,000			10,125	100%	18.99
River View Plaza I, II and III	PA	100%	9,718,000	44,070,000	53,788,000	7,600,000	46,188,000			244,225	88%	17.93
Smithfield Plaza	VA	100%	2,919,000	12,980,000	15,899,000	1,347,000	14,552,000			134,664	98%	9.42

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2009

			Financial statement carrying values							Gross
								Real estate to be	Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	transferred to	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	joint venture	(“GLA”)	occupied	leased sq. ft.
South Philadelphia	PA	100%	8,222,000	38,439,000	46,661,000	7,796,000	38,865,000			283,415	82%	13.65
St. James Square	MD	100%	688,000	4,361,000	5,049,000	815,000	4,234,000			39,903	96%	11.34
Stadium Plaza	MI	100%	2,443,000	9,813,000	12,256,000	1,295,000	10,961,000			77,688	100%	15.28
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,341,000	7,297,000			67,216	100%	9.40
Swede Square	PA	100%	2,272,000	10,685,000	12,957,000	2,321,000	10,636,000			98,792	96%	14.21
The Brickyard	CT	100%	6,465,000	28,769,000	35,234,000	5,767,000	29,467,000			274,553	100%	8.90
The Commons	PA	100%	3,098,000	15,178,000	18,276,000	2,980,000	15,296,000			175,121	91%	10.08
The Point	PA	100%	2,996,000	22,859,000	25,855,000	5,355,000	20,500,000			250,697	94%	11.51
The Point at Carlisle Plaza	PA	100%	2,233,000	11,316,000	13,549,000	2,210,000	11,339,000			182,859	88%	6.92
Timpany Plaza	MA	100%	3,379,000	16,509,000	19,888,000	1,603,000	18,285,000			183,775	93%	6.39
Trexler Mall	PA	100%	6,932,000	32,376,000	39,308,000	4,226,000	35,082,000			339,363	98%	8.65
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	1,522,000	14,449,000			63,000	100%	17.42
Ukrop’s at Glen Allen	VA	100%	6,769,000	213,000	6,982,000	205,000	6,777,000			43,000	100%	9.01
Valley Plaza	MD	100%	1,950,000	8,403,000	10,353,000	1,352,000	9,001,000			190,939	97%	4.52
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	559,000	4,296,000			9,763	100%	34.27
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,424,000	8,565,000			69,620	100%	11.00
Wal-Mart Center	CT	100%	—	11,857,000	11,857,000	1,884,000	9,973,000			155,842	98%	6.37
Washington Center Shoppes	NJ	100%	1,999,000	11,068,000	13,067,000	2,286,000	10,781,000			157,290	97%	9.18
West Bridgewater Plaza	MA	100%	2,712,000	14,406,000	17,118,000	1,100,000	16,018,000			133,039	91%	9.26
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	3,975,000	4,979,000	451,000	4,528,000			55,775	100%	7.28
Yorktowne Plaza	MD	100%	5,898,000	25,255,000	31,153,000	2,423,000	28,730,000			158,982	94%	13.43

Total Wholly-Owned Stabilized Properties			183,320,000	860,016,000	1,043,336,000	126,011,000	917,325,000			7,775,366	94%	10.95

Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,070,000	21,389,000	1,303,000	20,086,000			55,000	100%	24.70
Ayr Town Center	PA	20%	2,442,000	9,750,000	12,192,000	840,000	11,352,000			55,600	100%	15.83
Fieldstone Marketplace	MA	20%	5,167,000	21,943,000	27,110,000	3,093,000	24,017,000			193,970	100%	11.24
Meadows Marketplace	PA	20%	1,914,000	11,390,000	13,304,000	1,094,000	12,210,000			91,538	96%	14.64
Parkway Plaza	PA	20%	4,647,000	19,435,000	24,082,000	1,800,000	22,282,000			106,628	98%	15.14
Pennsboro Commons	PA	20%	3,608,000	14,297,000	17,905,000	2,147,000	15,758,000			107,384	93%	14.78
Scott Town Center	PA	20%	2,959,000	11,801,000	14,760,000	1,073,000	13,687,000			67,933	100%	17.56
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	1,318,000	19,223,000			67,950	100%	20.95
Stonehedge Square	PA	20%	2,698,000	11,705,000	14,403,000	1,464,000	12,939,000			88,677	94%	11.35

			31,866,000	133,820,000	165,686,000	14,132,000	151,554,000			834,680	98%	15.11

PCP Joint Venture:
New London Mall	CT	40%	14,891,000	24,991,000	39,882,000	918,000	38,964,000			257,814	99%	13.31
San Souci Plaza	MD	40%	14,849,000	18,470,000	33,319,000	918,000	32,401,000			264,134	93%	10.00

			29,740,000	43,461,000	73,201,000	1,836,000	71,365,000			521,948	96%	11.68

Other:
CVS at Naugatuck	CT	50%	—	2,825,000	2,825,000	82,000	2,743,000			13,225	100%	35.01

Total Consolidated Joint Ventures			61,606,000	180,106,000	241,712,000	16,050,000	225,662,000			1,369,853	97%	14.01

Real estate to be transferred to a Joint Venture:
Columbus Crossing	PA	100%	—	—	—	—	—	$24,537,000		142,166	97%	16.01
Franklin Village Plaza	MA	100%	—	—	—	—	—	55,004,000		304,285	91%	19.80
Loyal Plaza	PA	100%	—	—	—	—	—	28,880,000		293,825	100%	8.05
Shaw’s Plaza	MA	100%	—	—	—	—	—	21,811,000		176,609	94%	11.13
Stop & Shop Plaza	CT	100%	—	—	—	—	—	9,511,000		54,510	100%	15.59

Total Real estate to be transferred to a Joint Venture:			—	—	—	—	—	139,743,000		971,395	96%	13.73

Managed Unconsolidated Joint Venture:
Sunset Crossing	PA	20%	—	—	—	—	—	—	$1,983,000	74,142	89%	14.47
Blue Mountain Commons	PA	20%	—	—	—	—	—	—	6,655,000	121,146	90%	25.09

Total Managed Unconsolidated Joint Venture:			—	—	—	—	—	—	8,638,000	195,288	90%	21.10

Total Stab. Operating and Managed Properties:			244,926,000	1,040,122,000	1,285,048,000	142,061,000	1,142,987,000	139,743,000	8,638,000	10,311,902	95%	11.81

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2009

			Financial statement carrying values							Gross
								Real estate to be	Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	transferred to	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	joint venture	(“GLA”)	occupied	leased sq. ft.
Redevelopment Properties: (a)
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	424,000	2,386,000	—	—	101,000	66%	3.61
Lake Raystown Plaza	PA	100%	2,231,000	12,850,000	15,081,000	2,016,000	13,065,000	—	—	145,727	94%	10.63
Shore Mall	NJ	100%	7,179,000	41,896,000	49,075,000	4,991,000	44,084,000	—	—	459,098	93%	9.03
The Shops at Suffolk Downs	MA	100%	7,580,000	19,269,000	26,849,000	1,503,000	25,346,000	—	—	121,829	85%	13.81
Townfair Center	PA	100%	3,022,000	12,212,000	15,234,000	2,325,000	12,909,000	—	—	138,041	87%	6.87
Trexlertown Plaza	PA	100%	5,262,000	26,675,000	31,937,000	2,589,000	29,348,000	—	—	241,381	71%	10.59

			25,839,000	115,147,000	140,986,000	13,848,000	127,138,000	—	—	1,207,076	85%	9.38

Retenanting Properties: (a)
Columbia Mall	PA	75%	2,855,000	16,946,000	19,801,000	2,335,000	17,466,000	—	—	348,574	62%	5.64
Centerville Discount Drug Mart Plaza	OH	100%	1,219,000	5,445,000	6,664,000	825,000	5,839,000	—	—	49,494	63%	10.53
Fairview Commons	PA	100%	858,000	3,573,000	4,431,000	490,000	3,941,000	—	—	59,578	67%	6.42
Huntingdon Plaza	PA	100%	933,000	5,942,000	6,875,000	727,000	6,148,000	—	—	147,355	53%	6.99
Oakhurst Plaza	PA	100%	4,539,000	18,189,000	22,728,000	2,095,000	20,633,000	—	—	107,869	34%	23.59
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,670,000	4,479,000	588,000	3,891,000	—	—	38,623	79%	8.32
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,276,000	3,947,000	611,000	3,336,000	—	—	36,596	78%	9.35
Shoppes at Salem Run	VA	100%	1,076,000	4,265,000	5,341,000	498,000	4,843,000	—	—	15,100	55%	24.32

			12,960,000	61,306,000	74,266,000	8,169,000	66,097,000	—	—	803,189	59%	8.37

Total Non-Stabilized Properties			38,799,000	176,453,000	215,252,000	22,017,000	193,235,000	—	—	2,010,265	74%	9.06

Total Operating Portfolio			283,725,000	1,216,575,000	1,500,300,000	164,078,000	1,336,222,000	139,743,000	8,638,000	12,322,167	91%	$11.45

Ground-Up Developments: (a)
Crossroads II	PA	60%	17,671,000	22,835,000	40,506,000	118,000	40,388,000	—	—	133,618	66%	$17.31
Heritage Crossing	PA	60%	5,066,000	5,637,000	10,703,000	91,000	10,612,000	—	—	59,396	57%	17.00
Northside Commons	PA	100%	3,379,000	9,962,000	13,341,000	43,000	13,298,000	—	—	85,300	70%	6.81
Upland Square	PA	60%	27,454,000	56,689,000	84,143,000	285,000	83,858,000	—	—	352,456	64%	14.28

Total Ground-Up Developments			53,570,000	95,123,000	148,693,000	537,000	148,156,000	—	—	630,770

Total Portfolio			337,295,000	1,311,698,000	1,648,993,000	164,615,000	1,484,378,000	139,743,000	8,638,000	12,952,937

Projects Under Development and Land Held For Future Expansion and Development:
Columbia Mall	PA	75%	1,465,000	403,000	1,868,000	—	1,868,000	—	—	46.21	acres
Halifax Commons	PA	100%	872,000	289,000	1,161,000	—	1,161,000	—	—	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,207,000	2,710,000	—	2,710,000	—	—	12.83	acres
Liberty Marketplace	PA	100%	1,564,000	25,000	1,589,000	—	1,589,000	—	—	15.51	acres
Oregon Pike	PA	100%	2,283,000	63,000	2,346,000	—	2,346,000	—	—	11.20	acres
Pine Grove Plaza	NJ	100%	388,000	71,000	459,000	—	459,000	—	—	2.66	acres
Shore Mall	NJ	100%	2,018,000	149,000	2,167,000	—	2,167,000	—	—	50.00	acres
The Brickyard	CT	100%	1,183,000	162,000	1,345,000	—	1,345,000	—	—	1.95	acres
Trexlertown Plaza	PA	100%	8,089,000	2,476,000	10,565,000	—	10,565,000	—	—	37.28	acres
Trindle Spring	NY	100%	1,148,000	260,000	1,408,000	—	1,408,000	—	—	2.10	acres
Wyoming	MI	100%	360,000	—	360,000	—	360,000	—	—	12.32	acres
Various projects in progress	N/A	100%	—	351,000	351,000	—	351,000	—	—	—	acres

Total Projects Under Development and Land Held For Future Expansion and Development:			20,873,000	5,456,000	26,329,000	—	26,329,00			196,41	acres

Total Carrying Value			$358,168,000	$1,317,154,000	$1,675,322,000	$164,615,000	$1,510,707,000	$139,743,000	8,638,000

Unconsolidated joint venture — not managed (b)									5,475,000

Total unconsolidated joint ventures									$14,113,000

Real estate held for sale — discontinued operations								$11,599,000

Notes:

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development” or “redevelopment” properties as of December 31, 2009. Ground-up developments have commenced operations, but were not “stabilized properties” for the entire three-months ended December 31, 2009.

(b)	The Company has a 76.3% interest in an unconsolidated joint venture, which it does not manage, which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of December 31, 2009

				Debt Balances
				Financial statement carrying values			Stated contract amounts
	Percent	Maturity		Int.	Dec 31,	Dec 31,	Int.	Dec 31,	Dec 31,
Property	Owned	Date		rate	2009	2008	rate	2009	2008
Fixed-rate mortgages:
Academy Plaza	100%	Mar 2013		7.3%	$9,365,000	$9,576,000	7.3%	$9,365,000	$9,576,000
Aston Center	20%	Nov 2015		5.5%	12,802,000	13,033,000	5.9%	12,556,000	12,742,000
Ayr Town Center	20%	Jun 2015		5.5%	7,225,000	7,350,000	5.6%	7,178,000	7,294,000
Camp Hill Shopping Center	100%	Jan 2017		5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carll’s Corner	100%	Nov 2012		5.6%	5,908,000	6,023,000	5.6%	5,908,000	6,023,000
Carman’s Plaza	100%	Oct 2016		6.3%	33,345,000	33,322,000	6.2%	33,500,000	33,500,000
Centerville Discount Drug Mart	100%	May 2015		5.2%	2,795,000	2,844,000	5.2%	2,795,000	2,844,000
Clyde Discount Drug Mart	100%	May 2015		5.2%	1,939,000	1,973,000	5.2%	1,939,000	1,973,000
Coliseum Marketplace	100%	Jul 2014		5.2%	12,228,000	12,478,000	6.1%	11,803,000	11,955,000
Crossroads II	60%	Jan 2009		7.1%	—	4,316,000	7.1%	—	4,316,000
Crossroads II	60%	Jan 2010	(A)	8.5%	900,000	1,000,000	8.5%	900,000	1,000,000
Crossroads II	60%	Jan 2010	(A)	5.0%	425,000	425,000	5.0%	425,000	425,000
CVS at Bradford	100%	Mar 2017		5.2%	775,000	862,000	7.1%	729,000	803,000
CVS at Celina	100%	Jan 2020		5.2%	1,429,000	1,528,000	7.5%	1,295,000	1,370,000
CVS at Erie	100%	Nov 2018		5.2%	1,114,000	1,211,000	7.1%	1,036,000	1,117,000
CVS at Kinderhook	100%	Jul 2019		5.3%	2,480,000	—	5.3%	2,480,000	—
CVS at Naugatuck	50%	Nov 2019		5.3%	2,450,000	—	5.3%	2,450,000	—
CVS at Portage Trail	100%	Aug 2017		5.0%	843,000	932,000	7.8%	771,000	842,000
East Chestnut	100%	Apr 2018		5.2%	1,988,000	2,089,000	7.4%	1,778,000	1,846,000
Elmhurst Square Shopping Center	100%	Dec 2014		5.4%	4,045,000	4,115,000	5.4%	4,045,000	4,115,000
Fairfield Plaza	100%	July 2015		5.0%	5,106,000	5,197,000	5.0%	5,106,000	5,197,000
Fairview Plaza	100%	Feb 2013		5.7%	5,479,000	5,583,000	5.7%	5,479,000	5,583,000
Fieldstone Marketplace	20%	Jul 2014		5.4%	18,647,000	18,998,000	6.0%	18,210,000	18,461,000
Gahanna Discount Drug Mart	100%	Nov 2016		5.8%	4,998,000	5,068,000	5.8%	4,998,000	5,068,000
General Booth Plaza	100%	Aug 2013		5.2%	5,409,000	5,539,000	6.1%	5,257,000	5,342,000
Gold Star Plaza	100%	May 2019		6.0%	2,417,000	2,605,000	7.3%	2,300,000	2,464,000
Golden Triangle	100%	Feb 2018		6.0%	20,999,000	21,279,000	6.0%	20,999,000	21,279,000
Groton Shopping Center	100%	Oct 2015		6.2%	11,622,000	11,711,000	5.3%	12,013,000	12,174,000
Halifax Plaza	100%	Feb 2010	(A)	6.8%	3,324,000	3,740,000	6.8%	3,324,000	3,740,000
Hamburg Commons	100%	Oct 2016		6.1%	5,180,000	5,254,000	6.1%	5,180,000	5,254,000
Jordan Lane	100%	Dec 2015		5.5%	13,080,000	13,288,000	5.5%	13,080,000	13,288,000
Kempsville Crossing	100%	Aug 2013		5.2%	6,122,000	6,276,000	6.1%	5,950,000	6,052,000
King’s Plaza	100%	Jul 2014		6.0%	7,811,000	7,935,000	6.0%	7,811,000	7,935,000
Kingston Plaza	100%	Jul 2019		5.3%	3,194,000	—	5.3%	3,194,000	—
Kingston Plaza	100%	Jul 2019		5.3%	533,000	—	5.3%	533,000	—
LA Fitness Facility	100%	Jan 2013		5.4%	5,790,000	5,907,000	5.4%	5,790,000	5,907,000
Liberty Marketplace	100%	Jul 2014		5.2%	9,373,000	9,624,000	6.1%	9,052,000	9,227,000
Lodi Discount Drug Mart	100%	May 2015		5.2%	2,363,000	2,404,000	5.2%	2,363,000	2,404,000
Long Reach Village	100%	Jun 2011		5.7%	4,690,000	4,772,000	5.7%	4,690,000	4,772,000
McCormick Place	100%	Aug 2017		6.1%	2,621,000	2,653,000	6.1%	2,621,000	2,653,000
Meadows Marketplace	20%	Nov 2016		5.6%	10,333,000	10,485,000	5.6%	10,333,000	10,485,000
Mechanicsburg Giant	100%	Nov 2014		5.2%	9,667,000	9,943,000	5.5%	9,533,000	9,779,000
Metro Square	100%	Nov 2029		7.5%	9,162,000	9,346,000	7.5%	9,162,000	9,346,000
New London Mall	40%	Apr 2015		6.1%	26,009,000	—	4.9%	27,365,000	—
Newport Plaza	100%	Feb 2010	(A)	6.8%	4,338,000	4,800,000	6.8%	4,338,000	4,800,000
Oak Ridge Shopping Center	100%	May 2015		5.5%	3,459,000	3,508,000	5.5%	3,459,000	3,508,000
Oakland Mills	100%	Jan 2016		5.5%	4,918,000	4,996,000	5.5%	4,918,000	4,996,000
Ontario Discount Drug Mart	100%	May 2015		5.2%	2,181,000	2,219,000	5.2%	2,181,000	2,219,000
Parkway Plaza	20%	May 2017		5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20%	Mar 2016		5.5%	10,949,000	11,120,000	5.5%	10,949,000	11,120,000
Pickerington Discount Drug Mart	100%	Jul 2015		5.0%	4,150,000	4,224,000	5.0%	4,150,000	4,224,000
Pine Grove Plaza	100%	Sep 2015		5.0%	5,797,000	5,900,000	5.0%	5,797,000	5,900,000
Polaris Discount Drug Mart	100%	May 2015		5.2%	4,451,000	4,529,000	5.2%	4,451,000	4,529,000
Port Richmond Village	100%	Aug 2013		6.5%	14,683,000	14,922,000	6.5%	14,683,000	14,922,000
Rite Aid at Massillon	100%	Jan 2020		5.0%	1,437,000	1,533,000	7.7%	1,283,000	1,352,000
San Souci Plaza	40%	Dec 2016		6.2%	27,200,000	—	6.2%	27,200,000	—
Scott Town Center	20%	Aug 2015		5.5%	8,669,000	8,791,000	4.9%	8,865,000	9,024,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2009

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Dec 31,	Dec 31,	Int.	Dec 31,	Dec 31,
Property	Owned	Date	rate	2009	2008	rate	2009	2008
Shelby Discount Drug Mart Plaza	100%	May 2015	5.2%	2,181,000	2,219,000	5.2%	2,181,000	2,219,000
Shore Mall	100%	Dec 2024	5.7%	243,000	1,543,000	0.0%	243,000	1,543,000
Smithfield Plaza	100%	Aug 2013	5.2%	3,467,000	3,543,000	6.1%	3,368,000	3,417,000
Smithfield Plaza	100%	May 2016	6.6%	6,938,000	6,961,000	6.2%	7,057,000	7,100,000
Spring Meadow Shoppping Center	20%	Nov 2014	5.5%	12,698,000	12,944,000	5.9%	12,493,000	12,693,000
Stonehedge Square	20%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000
Suffolk Plaza	100%	Aug 2013	5.2%	4,617,000	4,742,000	6.1%	4,488,000	4,574,000
The Point	100%	Sep 2013	7.6%	17,298,000	17,753,000	7.6%	17,298,000	17,753,000
Timpany Plaza	100%	Jan 2014	5.6%	8,377,000	8,555,000	6.1%	8,211,000	8,346,000
Trexler Mall	100%	May 2014	5.4%	21,526,000	21,939,000	5.5%	21,395,000	21,775,000
Virginia Little Creek	100%	Aug 2013	5.2%	4,904,000	5,025,000	6.1%	4,766,000	4,846,000
Virginia Little Creek	100%	Sep 2021	5.2%	444,000	471,000	8.0%	387,000	405,000
Wal-Mart Center	100%	Nov 2014	5.1%	5,795,000	5,896,000	5.1%	5,795,000	5,896,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,575,000	8,691,000	5.9%	8,575,000	8,691,000
West Bridgewater	100%	Sep 2016	6.5%	10,885,000	10,901,000	6.2%	10,970,000	11,000,000
Westlake Discount Drug Mart Plaza	100%	Dec 2016	5.6%	3,215,000	3,261,000	5.6%	3,215,000	3,261,000
Yorktowne Plaza	100%	Jul 2014	6.1%	20,418,000	20,740,000	6.0%	20,441,000	20,770,000
Various land parcels	100%	Jul 2010	5.5%	3,000,000	—	5.5%	3,000,000	—

Total fixed-rate mortgages		5.8 years	5.8%	610,798,000	560,410,000	5.8%	609,453,000	557,034,000

		[weighted average]				[weighted average]

Variable-rate mortgages:
Crossroads II	60%	Jan 2009		—	371,000
Crossroads II	60%	Jan 2009		—	2,750,000
Shore Mall	100%	Sep 2011	5.9%	21,000,000	21,000,000
Upland Square	60%	Sep 2011	2.5%	61,181,000	29,181,000

Total variable-rate mortgages		1.7 years	3.4%	82,181,000	53,302,000

		[weighted average]
Total mortgages		5.3 years	5.6%	692,979,000	613,712,000

		[weighted average]

Secured revolving credit facilties:
Stabilized property facility	100%	Jan 2012	5.5%	187,985,000	250,190,000
Development property facility(a)	100%	Jun 2011	2.3%	69,700,000	54,300,000

		1.9 years	4.6%	257,685,000	304,490,000

		[weighted average]

Total debt		4.3 years	5.3%	$950,664,000	$918,202,000

		[weighted average]
Pro rata share of total debt				$867,206,000	$802,125,000

Mortgage loans payable — discontinued operations:

Carrollton Discount Drug Mart Plaza	100%	Dec 2016	5.6%	$2,343,000	$2,378,000
Dover Discount Drug Mart	100%	May 2015	5.2%	—	2,158,000
Hudson Discount Drug Mart Plaza	100%	Dec 2016	5.7%	—	2,511,000
Gabriel Brothers Plaza	100%	Dec 2016	5.6%	—	3,119,000
Pondside Plaza	100%	May 2015	5.6%	1,157,000	1,176,000
Powell Discount Drug Mart	100%	May 2015	5.2%	4,265,000	4,339,000
Staples at Oswego	100%	May 2015	5.3%	—	2,283,000

Mortgage loans payable — discontinued operations				7,765,000	17,964,000

Mortgage loans payable — real estate to be transferred to a joint venture
Columbus Crossing	100%	Jun 2014	6.8%	16,880,000	—
Franklin Village Plaza	100%	Nov 2011	4.8%	43,500,000	43,500,000
Loyal Plaza	100%	Jun 2011	7.2%	12,615,000	12,827,000
Shaw’s Plaza	100%	Mar 2014	6.0%	14,023,000	13,980,000
Stop & Shop Plaza	100%	Apr 2017	6.2%	7,000,000	7,000,000

Mortgage loans payable — real estate held to be transferred to a joint venture				94,018,000	77,307,000

Total Mortgages loans payable — real estate held for sale:		3.2 years	5.7%	$101,783,000	$95,271,000

		[weighted average]

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2009

Maturity			Secured
schedule	Scheduled	Balloon	revolving
by year	amortization	Payments	credit facilities (b)	Total
2010	$8,098,000	$12,323,000	$—	$20,421,000
2011	8,872,000	82,181,000 (c)	69,700,000	160,753,000
2012	9,991,000	29,638,000	187,985,000	227,614,000
2013	9,249,000	54,945,000	—	64,194,000
2014	7,482,000	116,289,000	—	123,771,000
2015	5,634,000	110,978,000	—	116,612,000
2016	4,130,000	111,932,000	—	116,062,000
2017	2,300,000	84,256,000	—	86,556,000
2018	1,565,000	18,972,000	—	20,537,000
2019	1,119,000	6,522,000		7,641,000
Thereafter	6,014,000	489,000	—	6,503,000

	$64,454,000	$628,525,000	$257,685,000	$950,664,000

(A)	Repaid or extended.
(b)	The Company has the option to extend the stabilized property and development property credit facilities, which are due in

January 2012 and June 2011, respectively, for one year beyond those respective dates.

(c)	Include $61,181,000 of property-specific construction financing due in September 2011 as to which the Company has a one-year extension option

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Balance Sheet Information

			Mortgage
	Partners’	Real estate,	loans	Other assets/	Equity (a)
	percent	net	payable	liabilities,	Partners	Cedar (b)	Total
Consolidated		As of December 31, 2009

Homburg	80%	$151,553,929	$(104,322,664)	$6,419,807	$51,628,864	$2,022,208	$53,651,072
PCP (c)	60%	71,227,029	(53,162,425)	(445,482)	10,285,730	7,333,393	17,619,123
WP Realty (d )	25%	19,334,674	—	(881,012)	4,037,521	14,416,141	18,453,662
Fameco I (e)	40%	83,858,133	(61,181,294)	2,782,406	1,048,000	24,411,245	25,459,245
Fameco II (f)	40%	40,387,784	(1,325,000)	(7,872,678)	—	31,190,106	31,190,106
Hirshland (g)	40%	10,611,487	—	2,063,052	(81,472)	12,756,011	12,674,540
Other	50%	2,743,593	(2,450,000)	1,112,585	309,358	1,096,820	1,406,178

		$379,716,630	$(222,441,384)	$3,178,678	$67,228,002	$93,225,923	$160,453,925

Unconsolidated
RioCan (h)	80%	$41,130,809	$—	2,045,016	$34,537,683	$8,638,142	$43,175,825

Consolidated		As of September 30, 2009

Homburg	80%	$152,411,609	$(104,681,906)	$5,453,523	$52,118,924	$1,064,303	$53,183,226
PCP (c)	60%	71,544,934	(53,095,078)	(161,658)	11,076,079	7,212,119	18,288,198
WP Realty (d )	25%	19,447,601	—	(888,743)	4,038,318	14,520,539	18,558,857
Fameco I (e)	40%	82,154,353	(57,511,607)	447,978	1,048,000	24,042,724	25,090,724
Fameco II (f)	40%	35,780,234	(1,186,095)	(11,321,381)	—	23,272,758	23,272,758
Hirshland (g)	40%	10,537,846	—	1,924,335	(81,472)	12,543,653	12,462,182
Other	50%	2,760,016	—	(1,395,288)	335,785	1,028,943	1,364,728

		$374,636,593	$(216,474,686)	$(5,941,234)	$68,535,634	$83,685,038	$152,220,673

Consolidated		As of June 30, 2009

Homburg	80%	$153,437,582	$(105,024,210)	$4,254,870	$51,775,457	$892,784	$52,668,242
PCP (c)	60%	72,142,651	(53,027,731)	(283,546)	11,099,788	7,731,587	18,831,375
WP Realty (d )	25%	19,563,283	—	(1,094,097)	4,075,915	14,393,272	18,469,186
Fameco I (e)	40%	78,494,234	(50,154,288)	(2,813,792)	1,048,000	24,478,154	25,526,154
Fameco II (f)	40%	26,384,387	(1,302,676)	(9,353,149)	—	15,728,562	15,728,562
Hirshland (g)	40%	10,074,353	—	1,653,903	(81,472)	11,809,728	11,728,256
Other	50%	2,777,668	—	(1,420,969)	338,145	1,018,553	1,356,698

		$362,874,158	$(209,508,905)	$(9,056,779)	$68,255,834	$76,052,640	$144,308,473

Consolidated		As of March 31, 2009

Homburg	80%	$154,526,752	$(105,361,866)	$5,195,942	$53,381,170	$979,658	$54,360,828
PCP (c)	60%	$72,740,465	(52,961,116)	56,857	11,134,258	8,701,948	19,836,206
WP Realty (d )	25%	19,676,276	—	(826,909)	4,167,745	14,681,622	18,849,367
Fameco I (e)	40%	67,263,458	(37,180,700)	(4,223,394)	1,048,000	24,811,364	25,859,364
Fameco II (f)	40%	22,773,739	(1,302,676)	(7,663,878)	—	13,807,185	13,807,185
Hirshland (g)	40%	11,298,154	—	(438,919)	(81,472)	10,940,707	10,859,235
Other	50%	2,680,126	—	(1,433,853)	21,897	1,224,376	1,246,273

		$350,958,970	$(196,806,358)	$(9,334,154)	$69,671,598	$75,146,860	$144,818,458

Consolidated		As of December 31, 2008

Homburg	80%	$155,286,146	$(105,720,241)	$4,150,863	$53,008,099	$708,669	$53,716,768
WP Realty (d )	25%	19,786,741	—	(1,072,232)	4,170,986	14,543,523	18,714,509
Fameco I (e)	40%	61,314,775	(29,180,877)	(3,139,893)	1,048,000	27,946,005	28,994,005
Fameco II (f)	40%	21,749,339	(8,862,327)	(8,447,706)	—	4,439,306	4,439,306
Hirshland (g)	40%	10,511,099	—	(554,302)	(77,453)	10,034,250	9,956,797

		$268,648,100	$(143,763,445)	$(9,063,270)	$58,149,632	$57,671,753	$115,821,385

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Income Statement Information

		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Net Operat-	Depreciation/	Non-op		<<< Partners>>>
	percent	Revenues	expenses	mgt. Fees	ing income	amortization	inc/exp (i)	Net income	Regular	Preference	Cedar (b)
Consolidated		Three months ended December 31

Homburg	80%	$4,022,542	$830,868	$161,243	$3,030,430	$1,027,536	$1,504,178	$498,716	$413,941	$—	$84,775
PCP (c)	60%	2,091,859	564,937	44,724	1,482,198	230,340	856,044	395,815	53,141	—	342,674
WP Realty (d )	25%	553,366	422,152	—	131,215	134,306	—	(3,091)	(797)	—	(2,295)
Fameco I (e)	40%	1,098,404	431,687	16,521	650,197	245,639	207,604	196,953	—	—	196,953
Fameco II (f)	40%	449,311	62,595	—	386,717	117,921	—	268,795	—	—	268,795
Hirshland (g)	40%	189,930	42,963	—	146,968	39,192	—	107,776	—	—	107,776
Other	50%	123,735	62,097	3,266	58,372	17,653	3,573	37,146	18,573	—	18,573

		$8,529,148	$2,417,298	$225,755	$5,886,095	$1,812,587	$2,571,399	$1,502,110	$484,859	$—	$1,017,251

Managed Unconsolidated
RioCan (h)	80%	$282,394	$66,974	7,697	$207,723	$70,773	$27,544	$109,406	$87,525	$—	$21,881

Consolidated		Three months ended September 30, 2009

Homburg	80%	$3,921,964	$735,386	$146,825	$3,039,753	$1,082,349	$1,508,455	$448,948	$343,466	$—	$105,482
PCP (c)	60%	2,042,373	512,483	51,567	1,478,324	661,792	856,048	(39,516)	(23,709)	—	(15,807)
WP Realty (d )	25%	506,200	400,247	—	105,953	141,400	—	(35,447)	(8,847)	—	(26,600)
Fameco I (e)	40%	843,842	189,074	8,800	645,967	83,305	—	562,663	—	—	562,663
Fameco II (f)	40%	15,000	1,125	—	13,875	—	—	13,875	—	—	13,875
Hirshland (g)	40%	128,765	13,829	—	114,936	31,731	—	83,205	—	—	83,205
Other	50%	115,760	52,245	3,266	60,249	17,651	—	42,598	21,299	—	21,299

		$7,573,903	$1,904,388	$210,458	$5,459,057	$2,018,227	$2,364,503	$1,076,327	$332,210	$—	$744,117

Consolidated		Three months ended June 30, 2009

Homburg	80%	$3,924,555	$792,631	$113,652	$3,018,271	$1,097,116	$1,496,569	$424,587	$339,669	$—	$84,917
PCP (c)	60%	2,069,183	564,656	50,971	1,453,557	664,157	846,851	(57,451)	(34,470)	—	(22,981)
WP Realty (d )	25%	448,790	366,069	—	82,721	150,016	—	(67,295)	(16,831)	—	(50,464)
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	115,293	4,003	—	111,290	26,373	—	84,917	—	—	84,917
Other	50%	115,760	53,569	3,209	58,982	17,651	—	41,331	20,665	—	20,665

		$6,673,582	$1,780,928	$167,832	$4,724,821	$1,955,314	$2,343,419	$426,088	$309,034	$—	$117,054

Consolidated		Three months ended March 31, 2009

Homburg	80%	$4,040,567	$859,937	$138,851	$3,041,779	$1,090,521	$1,484,923	$466,335	$373,068	$—	$93,267
PCP (c)	60%	1,263,262	243,897	31,367	987,998	442,455	1,788,446	(1,242,903)	(745,742)	—	(497,161)
WP Realty (d )	25%	573,223	453,149	—	120,074	133,039	—	(12,965)	(3,241)	—	(9,724)
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—	—	—	—	—
Other	50%	115,760	50,370	3,910	61,480	22,640	—	38,840	21,897	—	16,943

		$5,992,812	$1,607,353	$174,128	$4,211,331	$1,688,655	$3,273,369	$(750,693)	$(354,018)	$—	$(396,675)

Consolidated		Three months ended December 31, 2008

Homburg	80%	$4,626,274	$842,424	$275,096	$3,508,754	$1,220,614	$1,521,444	$766,696	$613,357	$—	$153,339
WP Realty (d )	25%	691,989	436,632	—	255,357	136,291	(17,087)	136,153	34,038	—	102,115
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	224,109	(224,109)	(89,644)	—	(134,465)
Hirshland (g)	40%	—	—	—	—	—	—	—	—	—	—

		$5,318,263	$1,279,056	$275,096	$3,764,111	$1,356,905	$1,728,466	$678,740	$557,751	$—	$120,989

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
FFO and NOI Allocations

	Partners’	Share of FFO (a)			Share of NOI (a)
	percent	Partners	Cedar (b)	Total	Partners	Cedar (b)	Total
Consolidated		Three months ended December 31, 2009			Three months ended December 31, 2009
Homburg	80%	$1,221,003	$305,249	$1,526,252	$2,424,344	$606,086	$3,030,430
PCP (c)	60%	375,693	250,460	626,153	889,319	592,879	1,482,198
WP Realty (d)	25%	32,804	98,410	131,214	32,804	98,411	131,215
Fameco I (e)	40%	—	143,750	143,750	—	650,197	650,197
Fameco II (f)	40%	—	142,822	142,822	—	386,717	386,717
Hirshland (g)	40%	—	146,968	146,968	—	146,968	146,968
Other	50%	27,399	27,399	54,799	29,186	29,186	58,372

		$1,656,900	$1,115,058	$2,771,958	$3,375,652	$2,510,443	$5,886,095

Managed Unconsolidated
RioCan (h)	80%	$193,722	$41,545	$235,267	$193,722	$41,545	$235,267

Consolidated		Three months ended September 30, 2009			Three months ended September 30, 2009
Homburg	80%	$1,225,038	$306,260	$1,531,298	$2,431,802	$607,951	$3,039,753
PCP (c)	60%	373,365	248,910	622,276	886,994	591,330	1,478,324
WP Realty (d)	25%	26,488	79,465	105,953	26,488	79,465	105,953
Fameco I (e)	40%	—	—	645,967	—	645,967	645,967
Fameco II (f)	40%	—	—	13,875	—	13,875	13,875
Hirshland (g)	40%	—	—	114,936	—	114,936	114,936
Other	50%	36,125	24,125	60,249	30,125	30,125	60,249

		$1,661,016	$658,759	$2,319,776	$3,375,409	$2,083,648	$5,459,057

Consolidated		Three months ended June 30, 2009			Three months ended June 30, 2009
Homburg	80%	$1,217,362	$304,341	$1,521,703	$2,414,617	$603,654	$3,018,271
PCP (c)	60%	364,023	242,682	606,706	872,134	581,423	1,453,557
WP Realty (d)	25%	20,680	62,041	82,721	20,680	62,041	82,721
Fameco I (e)	40%	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—
Hirshland (g)	40%	—	—	111,290	—	111,290	111,290
Other	50%	35,491	23,491	58,982	29,491	29,491	58,982

		$1,637,557	$632,555	$2,381,402	$3,336,922	$1,387,899	$4,724,821

Consolidated		Three months ended March 31, 2009			Three months ended March 31, 2009
Homburg	80%	$1,245,485	$311,372	$1,556,857	$2,433,423	$608,356	$3,041,779
PCP (c)	60%	(480,269)	(320,179)	(800,448)	592,799	395,199	987,998
WP Realty (d)	25%	30,019	90,056	120,075	30,019	90,056	120,074
Fameco I (e)	40%	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—
Other	50%	36,342	25,138	61,480	30,740	30,740	61,480

		$831,577	$106,387	$937,964	$3,086,981	$1,124,351	$4,211,331

Consolidated		Three months ended December 31, 2008			Three months ended December 31, 2008
Homburg	80%	$1,589,848	$397,462	$1,987,310	$2,807,003	$701,751	$3,508,754
WP Realty (d)	25%	68,111	204,334	272,445	63,839	191,518	255,357
Fameco I (e)	40%	—	—	—	—	—	—
Fameco II (f)	40%	(89,644)	(134,465)	(224,109)	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—

		$1,568,315	$467,331	$2,035,646	$2,870,842	$893,269	$3,764,111

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar

Notes:

(a)	The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of non-proportionate initial investments (per the respective joint venture agreements). Equity also includes net receivable/payable balances on open account between joint ventures and wholly-owned entities.

(b)	Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the jont venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture in December 2007.

(c)	Cedar has a 40% interest in two joint ventures formed for the acquisitions of New London Mall and San Souci Plaza in January and Febnruary 2009, respectively. The loss reflected during the three months ended March 31, 2009 includes the expensing of acquisition transaction costs.

(d)	Cedar has a 75% interest in a consolidated joint venture formed for the redevelopment/retenanting of a shopping center (Columbia Mall) in Bloombsburg, PA.

(e)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of ashopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(g)	Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of a shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(h)	Cedar has a 20% interest in an unconsolidated joint venture formed for the acquisition of seven properties, which the Company continues to manage. The balances at December 31, 2009 represent the assets and liabilities of the two properties transferred prior to that date (the five other properties are expected to be transferred during the first half of 2010); the revenues, expenses and FFO for these two properties represent their results of operations subsquent to the their transfer to the joint venture.

(i)	Non-operating income and expense consists principally of interest expense and amortization of financing costs.